UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2009

Merck & Co., Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-3305	22-1109110
(Commission File Number)	(I.R.S. Employer Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ	08889-0100
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (908) 423-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 25, 2009, Merck & Co., Inc. (the “Company”) closed an underwritten public offering of $1,250,000,000 aggregate principal amount of 1.875% Notes due 2011 (the “2011 Notes”), $1,000,000,000 aggregate principal amount of 4.000% Notes due 2015 (the “2015 Notes”), $1,250,000,000 aggregate principal amount of 5.000% Notes due 2019 (the “2019 Notes”) and $750,000,000 aggregate principal amount of 5.850% Notes due 2039 (the “2039 Notes” and, together with the 2011 Notes, the 2015 Notes and the 2019 Notes, the “Notes”) under the Company’s Registration Statement on Form S-3 (Registration No. 333-160134).

Copies of the officers’ certificate for each series of the Notes (including forms of each of the respective Notes attached thereto) pursuant to Section 301 of the indenture governing the Notes are attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

4.1	1.875% Notes due 2011 Officers’ Certificate of the Company dated June 25, 2009, including form of the 2011 Notes.

4.2	4.000% Notes due 2015 Officers’ Certificate of the Company dated June 25, 2009, including form of the 2015 Notes.

4.3	5.000% Notes due 2019 Officers’ Certificate of the Company dated June 25, 2009, including form of the 2019 Notes.

4.4	5.850% Notes due 2039 Officers’ Certificate of the Company dated June 25, 2009, including form of the 2039 Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.

Date: July 1, 2009	By:	/s/ Debra A. Bollwage
Debra A. Bollwage Senior Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1	1.875% Notes due 2011 Officers’ Certificate of the Company dated June 25, 2009, including form of the 2011 Notes.

4.2	4.000% Notes due 2015 Officers’ Certificate of the Company dated June 25, 2009, including form of the 2015 Notes.

4.3	5.000% Notes due 2019 Officers’ Certificate of the Company dated June 25, 2009, including form of the 2019 Notes.

4.4	5.850% Notes due 2039 Officers’ Certificate of the Company dated June 25, 2009, including form of the 2039 Notes.